Exhibit 10.10
This instrument
Prepared by and after
Recording return to:
Pamela Pappas
Locke Liddell & Sapp LLP
600 Travis, Suite 3200
Houston, Texas 77002
AMENDMENT TO LEASES
This Amendment to Leases (this “Amendment”) is dated effective as of                               , 2005. The parties hereto are the CITY OF BLYTHEVILLE, ARKANSAS (“Landlord”) and TERRA NITROGEN, LIMITED PARTNERSHIP (“Tenant”).
WITNESSETH:
RECITALS:
Reference is herein made to that certain Lease and Agreement by and between Landlord, as Lessor, and Continental Oil Company, as Lessee, dated December 1, 1964 and filed December 29, 1964 in Book 213, Page 343 of the records of Chickasawba District, Mississippi County, Arkansas (the “Records”), as amended by that certain First Supplemental Lease and Agreement by and between Landlord and Continental Oil Company, dated December 1, 1965 and filed in Book 224, Page 455 of the Records, as assigned by (1) that certain Agreement of Assignment and Assumption of Lease (the “Freeport Assignment”) by and between Conoco Inc. (formerly called Continental Oil Company), as assignor, Freeport-McMoRan Resource Partners, Limited Partnership (“Freeport Partnership”), as assignee, and Agrico Chemical Company (“Agrico”), dated February 28, 1987 and filed February 27, 1990 in Book 392, Page 479 of the Records, and (2) that certain Agreement of Assignment and Assumption of Lease by and between Freeport Partnership, as assignor, and Agricultural Minerals Corporation (“AMC”), as assignee, dated February 28, 1990 and filed March 1, 1990 in Book 392, Page 506 of the Records (collectively, the “1964 Lease”). The property covered by the 1964 Lease and leased by Landlord to Tenant under the 1964 Lease is defined as the “leased premises” in the 1964 Lease and is referenced herein as the “leased premises”.
Reference is also made to that certain Sublease and Agreement by and between Continental Oil Company and Agrico dated February 1, 1972 and filed November 24, 1975 in Book 291, Page 503 of the Records (the “Sublease”) relating to the 1964 Lease, which Sublease was terminated and is no longer in force or effect as evidenced in the Freeport Assignment.
Reference is also made to that that certain Lease and Agreement by and between Landlord, as Lessor, and The Williams Companies, as Lessee, dated November 1, 1975 and filed November 26, 1975 in Book 295, Page 1 of the Records, as assigned by (1) that certain Agreement of Assignment and Assumption of Lease by and between The Williams Companies, as assignor, and Freeport-McMoRan Acquisition Partners (“Freeport Acquisition”), as assignee, dated February 28, 1987 and filed February 28, 1990 in Book 392, Page 494 of the Records, (2) that certain Agreement of Assignment and Assumption of Lease by and between Freeport Acquisition, as assignor, and Freeport Partnership, as assignee, dated June 5, 1987, and filed February 27, 1990 in Book 392, Page 486 of the Records, and (3) that certain Agreement of Assignment and Assumption of Lease by and between Freeport Partnership, as assignor, and AMC, as assignee, dated February 28, 1990 and filed March 1,

1990 in Book 392, Page 515 of the Records (collectively, the “1975 Lease”). The property covered by the 1975 Lease and leased by Landlord to Tenant under the 1975 Lease is defined as the “Project” in the 1975 Lease and is referenced herein as the “Project”.
Reference is also made to that certain Affidavit acknowledged April 7, 2000 and filed April 12, 2000 in Book 482, Page 577 of the Records, executed by Michael L. Bennett, evidencing that AMC contributed substantially all of its assets to Agricultural Minerals, Limited Partnership, and Agricultural Minerals, Limited Partnership changed its name to Terra Nitrogen, Limited Partnership, the Tenant named above.
Landlord is the current “Lessor” and Tenant is the current “Lessee” under both the 1964 Lease and the 1975 Lease. The 1964 Lease and the 1975 Lease are sometimes collectively called the “Leases.”
Reference is also made to (1) the real property described on Exhibit A attached hereto and made a part hereof (the “Kinder Morgan Real Property”), (2) all buildings, structures, fixtures, facilities, improvements, machinery, equipment, tanks, and other personal and related property located on the Kinder Morgan Real Property, and (3) all accretions, easements, rights of way, rights and appurtenances belonging or in any wise appertaining thereto (items (1) through (3) above being collectively called the “Kinder Morgan Property”).
Reference is also made to (1) the real property described on Exhibit B attached hereto and made a part hereof (the “Terra Plant Real Property”), (2) all buildings, structures, fixtures, facilities, improvements, machinery, equipment, tanks, and other personal and related property located on the Terra Plant Real Property which are covered by the Leases, and (3) all accretions, easements, rights of way, rights and appurtenances belonging or in any wise appertaining thereto (items (1) through (3) above being collectively called the “Terra Plant Property”).
Landlord and Tenant acknowledge that the Kinder Morgan Property comprises a portion of the leased premises under the 1964 Lease and a portion of the Project under the 1974 Lease. Landlord and Tenant now desire to (1) amend the 1964 Lease to remove and withdraw the Kinder Morgan Property from the 1964 Lease and from the leased premises, and (2) amend the 1975 Lease to remove and withdraw the Kinder Morgan Property from the 1975 Lease and from the Project.
Landlord and Tenant also acknowledge that the Terra Plant Property comprises a portion of the leased premises under the 1964 Lease and a portion of the Project under the 1975 Lease. Landlord and Tenant also now desire to (1) amend the 1964 Lease to remove and withdraw all other property other than the Terra Plant Property from the leased premises and the 1964 Lease so that the leased premises under the 1964 Lease shall only include the Terra Plant Property, and (2) amend the 1975 Lease to remove and withdraw all other property other than the Terra Plant Property from the Project and the 1975 Lease so that the Project under the 1975 Lease shall only include the Terra Plant Property.
Landlord and Tenant also now desire to agree that the 1964 Lease and the 1975 Lease, as each are amended hereby, continue in full force and effect.
AGREEMENTS:
In consideration of Ten Dollars ($10.00) and other good and valuable consideration and premises and mutual agreements herein set forth, the receipt of which is hereby acknowledged, notwithstanding anything to the contrary provided in the Leases, Landlord and Tenant hereby agree as follows:
1. The 1964 Lease is hereby amended to remove and withdraw the Kinder Morgan Property from the description of the leased premises and from the 1964 Lease.

2. The 1975 Lease is hereby amended to remove and withdraw the Kinder Morgan Property from the description of the Project and from the 1975 Lease.
3. The 1964 Lease and the 1975 Lease are each hereby further amended to remove and withdraw all other property other than the Terra Plant Property (a) from the description of the leased premises under the 1964 Lease and from the 1964 Lease and (b) from the description of the Project under the 1975 Lease and from the 1975 Lease, so that the leased premises under the 1964 Lease and the Project under the 1975 Lease shall only include the Terra Plant Property.
4. The recitals set forth above are agreed to by the parties hereto. If any provision of the Leases conflicts with the provisions hereof, the provisions of this Amendment shall control. Except as herein expressly modified, all terms and provisions of the Leases are and shall remain in full force and effect and be binding on Landlord and Tenant. This Amendment may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who sign it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. This Amendment supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Amendment. The Leases and this Amendment constitute the entire agreement of the parties with respect to the subject matter of the Leases and this Amendment.
IN TESTIMONY WHEREOF, this instrument is executed effective as of the date first written above.

LANDLORD:	CITY OF BLYTHEVILLE, ARKANSAS

	By:	/s/ Barrett Harrison

BARRETT HARRISON, MAYOR
City Hall
Second and Walnut
Blytheville, Arkansas 72315

ATTEST:

/s/ Grace Haynie

CITY CLERK

TENANT:	TERRA NITROGEN, LIMITED PARTNERSHIP

	By:	TERRA NITROGEN CORPORATION,
general partner

By:	/s/ Michael L. Bennett

Name:	Michael L. Bennett
Title:	President
Exhibit A – Kinder Morgan Real Property
Exhibit B – Terra Plant Real Property

ACKNOWLEDGMENT

STATE OF ARKANSAS	§
§ss.
COUNTY OF MISSISSIPPI	§
     On this 30th day of June, 2005, before me, Dianne S. Alsworth, the undersigned officer, personally appeared Barrett Harrison and Grace Haynie who acknowledged themselves to be the Mayor and the City Clerk of the City of Blytheville, Arkansas, a municipal corporation, and that they as such Mayor and City Clerk, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Mayor and City Clerk.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Dianne S. Alsworth
NOTARY PUBLIC

(SEAL)

ACKNOWLEDGMENT

STATE OF IOWA	§
§ ss.
COUNTY OF WOODBURY	§
     On this 6th day of May, 2005, before me, Kelly J. Kassen the undersigned officer, personally appeared Michael L. Bennett, who acknowledged himself to be the President of Terra Nitrogen Corporation, a Delaware corporation and general partner of and on behalf of Terra Nitrogen, Limited Partnership, a Delaware limited partnership, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation on behalf of said partnership by himself as President.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Kelly J. Kassen
NOTARY PUBLIC

(SEAL)

Exhibit A
Kinder Morgan Real Property
Legal Description of 731.1 Acre Tract (Save and Except 1.53 Acre Tract)
[TO BE ATTACHED]

Exhibit B
Terra Plant Real Property
[TO BE ATTACHED]

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